   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 12, 2002
                                                      REGISTRATION NO. 333-
     ---------------------------------------------------------------------------
     ---------------------------------------------------------------------------
                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549
                           ------------------------------

                                      FORM S-3
                               REGISTRATION STATEMENT
                                        UNDER
                             THE SECURITIES ACT OF 1933

                                  WFS FINANCIAL INC
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            CALIFORNIA                            6035                            33-0291646
 (STATE OR OTHER JURISDICTION OF      (PRIMARY STANDARD INDUSTRIAL             (I.R.S. EMPLOYER
  INCORPORATION OR ORGANIZATION)      CLASSIFICATION CODE NUMBER)           IDENTIFICATION NUMBER)

                                   23 PASTEUR
                         IRVINE, CALIFORNIA 92618-3816
                                 (949) 727-1002
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                           -------------------------

                                LEE A. WHATCOTT
                            CHIEF FINANCIAL OFFICER
                               WFS FINANCIAL INC
                                   23 PASTEUR
                         IRVINE, CALIFORNIA 92618-3816
                                 (949) 727-1002
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                           -------------------------

                                   COPIES TO:
                              ANDREW E. KATZ, ESQ.
                        MITCHELL, SILBERBERG & KNUPP LLP
                          11377 WEST OLYMPIC BOULEVARD
                       LOS ANGELES, CALIFORNIA 90064-1683
                                 (310) 312-2000
                           -------------------------

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
  As soon as practicable after this registration statement becomes effective.

    If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] Registration Statement No. 333-81204

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box. [ ]
                            ------------------------

                        CALCULATION OF REGISTRATION FEE

----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
                                                                PROPOSED MAXIMUM     PROPOSED MAXIMUM
        TITLE OF SECURITIES                AMOUNT TO BE          OFFERING PRICE          AGGREGATE            AMOUNT OF
          TO BE REGISTERED                  REGISTERED              PER SHARE         OFFERING PRICE     REGISTRATION FEE(1)
----------------------------------------------------------------------------------------------------------------------------
Common Stock, no par value..........      566,697 Shares             $18.00             $10,200,546            $938.45
----------------------------------------------------------------------------------------------------------------------------
Subscription Warrants...............     165,997 Warrants              (2)                  (2)                 None
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------

(1) Estimated solely for the purpose of determining the registration fee pursuant to Rule 457 under the Securities Act of 1933, as amended, based upon the proposed estimated offering price per share.

(2) No separate consideration will be received for the subscription warrants.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

     This registration statement is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended, and includes the registration statement facing page, the signature page, an exhibit index, an exhibit 5 opinion, an accountant's consent and the other documents listed on the exhibit index. Pursuant to Rule 462(b), the contents of the registration statement on Form S-3 (File No. 333-81204) of WFS Financial Inc. including the exhibits thereto, are incorporated by reference into this registration statement.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Irvine, State of California, on February 11, 2002.

                                          WFS Financial Inc

                                          By:      /s/ LEE A. WHATCOTT
                                            ------------------------------------
                                                      Lee A. Whatcott
                                            Senior Executive Vice President and
                                                  Chief Financial Officer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

                      SIGNATURE                                   TITLE                   DATE
                          *                               Chairman of the Board     February 11, 2002
-----------------------------------------------------
                   Ernest S. Rady

                          *                                     Director            February 11, 2002
-----------------------------------------------------
                   James R. Dowlan

                          *                                     Director            February 11, 2002
-----------------------------------------------------
                 Judith M. Bardwick

                                                                Director
-----------------------------------------------------
                   Bernard E. Fipp

                                                                Director
-----------------------------------------------------
                   Duane A. Nelles

                 /s/ LEE A. WHATCOTT                      Senior Executive Vice     February 11, 2002
-----------------------------------------------------     President (Principal
                   Lee A. Whatcott                      Financial and Accounting
                                                           Officer) and Chief
                                                            Financial Officer

              *By: /s/ LEE A. WHATCOTT
  ------------------------------------------------
                   Lee A. Whatcott
                 (Attorney-in-fact)

                                 EXHIBIT INDEX

                                                                         SEQUENTIALLY
EXHIBIT                                                                    NUMBERED
  NO.                        DESCRIPTION OF EXHIBIT                          PAGE
-------   ------------------------------------------------------------   ------------
  5       Opinion of Mitchell, Silberberg & Knupp LLP with respect to legality
 23.1     Consent of Ernst & Young LLP
 23.2     Consent of Mitchell, Silberberg & Knupp LLP (included in
          Exhibit 5, above)
 24       Power of Attorney (filed as Exhibit 24 to the Registration
          Statement on Form S-3 of WFS Financial Inc. (File No.
          333-81204) and incorporated herein by reference.)